UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2006

Mercury Computer Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Riverneck Road, Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 256-1300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☒  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01.                  Other Events.

On June 27, 2006, Mercury Computer Systems, Inc. (“Mercury”) filed with the Securities and Exchange Commission preliminary proxy materials on Schedule 14A in connection with a Special Meeting of Shareholders at which Mercury’s shareholders will vote on a proposal to approve a stock option exchange program and related amendment to Mercury’s 2005 Stock Incentive Plan described in the preliminary proxy materials.

On June 27, 2006, Mercury issued a press release regarding the proposed exchange program. A copy of the press release is attached as Exhibit 99.1 hereto.

Additional Information and Where to Find It

Mercury has not commenced the exchange program referred to above. If the exchange program is approved by shareholders, Mercury will provide eligible employees with written materials explaining the full terms and conditions of the program, and will also file these materials with the Securities and Exchange Commission. WHEN THESE MATERIALS BECOME AVAILABLE, EMPLOYEES ELIGIBLE FOR THE EXCHANGE PROGRAM SHOULD READ THEM CAREFULLY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED OPTION EXCHANGE PROGRAM.

Mercury also plans to mail to its shareholders a proxy statement in connection with the approval of the option exchange program. The proxy statement will contain important information about Mercury, the option exchange program and related matters. Mercury, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the approval of the option exchange program. Information regarding Mercury’s directors and executive officers is contained in Mercury’s filings with the Securities and Exchange Commission, and additional information regarding the interests of those participants may be obtained by reading the proxy statement regarding the proposed option exchange program. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED OPTION EXCHANGE PROGRAM.

Once the materials are filed with the Securities and Exchange Commission, they will be available free of charge at www.sec.gov and on Mercury’s website at www.mc.com and by contacting Mercury’s Investor Relations department at 199 Riverneck Road, Chelmsford, MA 01824, telephone (978) 256-1300.

Item 9.01.                  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                            Description

99.1         Press release dated June 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCURY COMPUTER SYSTEMS, INC.
(Registrant)

Date: June 27, 2006	By:	/s/ Robert E. Hult
Robert E. Hult Senior Vice President, Operations and Finance, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 27, 2006.